[LETTERHEAD]
FOR  IMMEDIATE  RELEASE
-----------------------

ISLE  OF  CAPRI  CASINOS,  INC.  ANNOUNCES  15%  INCREASE  IN  E.P.S.

Biloxi, Mississippi, November 20, 2000. Isle of Capri Casinos, Inc. (NASDAQ:ISLE) today reported earnings per diluted share of $.30 for the second quarter ended October 29, 2000 compared to $.26 per share for the second quarter of the prior year, a 15% increase.

The positive results were driven by the improved combined operating results of the original five Isle properties, the inclusion of the new Isle properties in Natchez and Lula, Mississippi, and Bettendorf and Marquette, Iowa, and Kansas City, Missouri as well as the inclusion for part of the quarter of our latest Isle properties in Las Vegas, Nevada and Davenport, Iowa.

Bernard Goldstein, Chairman and Chief Executive Officer commented, "We are pleased with the year-over-year improvement in operating results for the second quarter as we continue to implement our growth strategy. Future internal growth will be generated by several improvements that have come to fruition recently: our 237 room hotel opened in August in Black Hawk, CO, our 227 room hotel and theaters opened in November in Tunica, MS, and our 250 room hotel in Lake Charles, LA will open by the end of November. Additionally, we have begun major renovations at our Lula, MS and Kansas City, MO properties that should be substantially complete by the beginning of our fiscal fourth quarter, and we have begun renovations of our Davenport, IA property that should be complete by the end of the fourth quarter. In September, we welcomed Lady Luck Las Vegas into the Isle
Family as an existing operation and in October, the gaming facility in Davenport, IA, formerly the President, joined the Isle as an existing operation. We are in the early stages of construction of our gaming entertainment facility in Boonville, MO and are moving forward with our plans to develop our Jefferson County, MO project."

Jack Gallaway, President and Chief Operating Officer added, "We are continuing the process of absorbing the latest extensions of our Isle family, while at the same time improving operations at the existing Isle facilities. We have had 13 consecutive quarters of year-over-year earnings Improvements EBITDA grew 76% to $57.6 million in the second quarter from the prior year, and increased 74% to $115.3 million for the six months ended October 29, 2000. We look forward to creating a new brand in Davenport, IA called Rhythm City that will build upon our 'Islestyle' brand that has proven to be successful."

Summarized below and on the attached pages are the financial results for the corporation on a consolidated basis, with operating highlights for some of its gaming facilities.




                                                              (Unaudited)
                    Three Months                       (In thousands, except per share data)
----------------------------------------------------
                                                        10/29/00        10/24/99
                                                       ---------       ----------

Casino Revenue. . . . . . . . . . . . . . . . . . . .  $ 231,043       $ 141,479
Hotel, Pari-mutuel, Food and Beverage, Other Revenue.     20,475          13,516
                                                       ---------       ----------
Total Revenue . . . . . . . . . . . . . . . . . . . .    251,518         154,995

Net Income. . . . . . . . . . . . . . . . . . . . . .  $   9,636       $   6,632
Net Income per Diluted Share. . . . . . . . . . . . .  $    0.30       $    0.26

Weighted Average Common Shares. . . . . . . . . . . .     32,358          25,109

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $  57,633       $  32,839

                    Six Months
----------------------------------------------------
                                                        10/29/00        10/24/99
                                                       ---------        ---------

Casino Revenue. . . . . . . . . . . . . . . . . . . .  $ 461,378       $ 269,813
Hotel, Pari-mutuel, Food and Beverage, Other Revenue.     41,602          27,389
                                                       ---------        ---------
Total Revenue . . . . . . . . . . . . . . . . . . . .    502,980         297,202

Net Income. . . . . . . . . . . . . . . . . . . . . .  $  20,205       $  13,160
Net Income per Diluted Share. . . . . . . . . . . . .  $    0.62       $    0.53

Weighted Average Common Shares. . . . . . . . . . . .     32,341          24,946

EBITDA (1). . . . . . . . . . . . . . . . . . . . . .  $ 115,277       $  66,104

See footnotes on the following pages, for details regarding the above operating results.
(1)  -  See  EBITDA defined in footnote (2) of Comparative Financial Highlights.





                                      ISLE OF CAPRI CASINOS, INC.
                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (UNAUDITED)
                                 (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                     THREE MONTHS ENDED                        SIX MONTHS ENDED
                                                OCTOBER 29,           OCTOBER 24,         OCTOBER 29,    OCTOBER 24,
                                                  2000                  1999                2000           1999
                                                -----------          ------------         -----------    -------------
Revenue:
  Casino . . . . . . . . . . . . . . . . . . .  $ 231,043          $  141,479             $  461,378     $  269,813
  Hotel,  pari-mutuel, food, beverage & other.     20,475              13,516                 41,602         27,389
                                                -----------        --------------         -------------  -------------
Total revenue. . . . . . . . . . . . . .          251,518             154,995                502,980        297,202

Operating and other expenses:
  Corporate and new development. . . . . . . .      4,685               4,281                  9,397          8,096
  Properties . . . . . . . . . . . . . . . . .    189,200             117,875                378,306        223,002
  Preopening (1) . . . . . . . . . . . . . . .          -                   -                      -          3,420
  Depreciation and amortization. . . . . . . .     15,897               9,069                 31,118         17,925
                                                -----------        -------------          -------------  -------------
Total operating and other expenses . . . . . .    209,782             131,225                418,821        252,443


Operating income . . . . . . . . . . . . . . .     41,736              23,770                 84,159         44,759

Gain on disposal (2) . . . . . . . . . . . . .        271                   -                    271          3,106
Equity in income (loss) of
  unconsolidated joint venture (3) . . . . . .       (109)                585                   (109)           637
Net interest expense (4) . . . . . . . . . . .    (23,132)            (12,620)               (44,124)       (24,022)
Minority interest (5). . . . . . . . . . . . .     (1,555)               (701)                (2,959)        (1,191)
                                                -----------        -------------          -------------  -------------

Income  before income taxes. . . . . . . . . .     17,211              11,034                 37,238         23,289

Income tax expense . . . . . . . . . . . . . .      7,575               4,402                 17,033         10,129
                                                -----------        -------------          -------------  -------------

Net income . . . . . . . . . . . . . . . . . .  $   9,636          $    6,632            $    20,205   $     13,160
                                                ===========        =============         =============  =============

Net Income per diluted share . . . . . . . . .  $    0.30          $     0.26            $      0.62   $       0.53

Weighted average diluted common shares . . . .     32,358              25,109                 32,341         24,946

(1) Preopening of $3.4 million relates to expenses incurred with the opening of the Isle of Capri Casino Tunica in the first quarter of fiscal 2000.

(2) Gain on disposal relates to the sale of an option to purchase land adjacent to the Pompano Park, Inc. facility.

(3) Equity in unconsolidated joint venture represents the Company's ownership interest in the Enchanted Capri cruise ship, a joint venture with an unrelated third-party.

(4)     Consolidated interest expense is net of the following:




                                                     Three Months Ended            Six Months Ended
                                                October 29,    October 24,    October 29,    October 24,
                                                  2000           1999           2000           1999
                                                -------------  -------------  -------------  -------------
  Interest income. . . . . . . . . . . . . . . .$       (797)  $       (835)  $     (3,198)  $     (1,543)
  Capitalized interest . . . . . . . . . . . . . .    (1,732)          (186)        (3,061)        (1,131)
  Interest expense . . . . . . . . . . . . . . . .    25,661         13,641         50,383         26,696
                                                -------------  -------------  -------------  -------------
     Net interest expense. . . . . . . . . . . .$     23,132   $     12,620   $     44,124   $     24,022
                                                =============  =============  =============  =============

  Included in the consolidated interest is Isle of Capri Black Hawk,
     L.L.C.'s net interest expense of the following:
  Interest income. . . . . . . . . . . . . . . .$        (51)  $       (127)  $        (81)  $       (218)
  Capitalized interest . . . . . . . . . . . . .          (0)          (140)          (726)          (384)
  Interest expense . . . . . . . . . . . . . . .       3,168          2,902          5,936          5,753
                                                 -------------  -------------  -------------  -------------
     Net interest expense. . . . . . . . . . . .$      3,117   $      2,635   $      5,129   $      5,151
                                                =============  =============  =============  =============

(5) Minority interest represents the portion of Isle of Capri Black Hawk, L.L.C.'s income before income taxes owned by an unrelated third-party.

                           ISLE OF CAPRI CASINOS, INC.
               COMPARATIVE FINANCIAL HIGHLIGHTS BY CASINO PROPERTY
                                   (UNAUDITED)
                                 (IN THOUSANDS)





                                                       THREE MONTHS ENDED

                                              OCTOBER 29,                                   OCTOBER 24,
                                                2000                                            1999

                           REVENUE (1)         EBITDA (2)        MARGIN %    REVENUE (1) EBITDA (2) MARGIN %
                        ---------------       ------------    -----------   ------------ ---------  --------

BILOXI . . . . . . . .  $        21,287       $      5,852         27.5%  $    21,824  $  5,876    26.9%

VICKSBURG. . . . . . .           16,757              5,317         31.7%       15,431     4,737    30.7%

BOSSIER CITY . . . . .           37,214             10,472         28.1%       37,787     9,962    26.4%

LAKE CHARLES . . . . .           45,164             12,765         28.3%       43,691    11,723    26.8%

BLACK HAWK (3) . . . .           28,717              8,671         30.2%       21,820     5,691    26.1%

TUNICA (4) . . . . . .            7,142             (1,158)       (16.2%)       9,780      (936)   (9.6%)

NATCHEZ (5)(11). . . .            9,019              3,058         33.9%        8,286     1,915    23.1%

LULA (5)(11) . . . . .           22,238              7,417         33.4%       25,217     6,084    24.1%

BETTENDORF (5)(11) . .           24,333              6,017         24.7%       24,663     6,365    25.8%

MARQUETTE (5)(6)(11) .           10,376              2,408         23.2%        9,481     2,019    21.3%

KANSAS CITY (7)(11). .           15,766                103          0.7%       16,996       573     3.4%

LAS VEGAS (8)(11). . .            6,089                546          9.0%        6,035       (77)   (1.3%)

DAVENPORT (9)(11). . .            3,752                601         16.0%        4,866     1,443     29.7%

CORPORATE & OTHER (10)            3,664             (4,436)         N/M         4,662    (4,214)     N/M
                        ---------------       ------------  -----------  ------------ ---------  -------

  TOTAL. . . . . . . .  $       251,518       $     57,633         22.9%  $   250,539  $ 51,161     20.4%
                        ===============       ============  ===========  ===========  =========  =======

                                                SIX MONTHS ENDED

                                               OCTOBER 29,                                   OCTOBER 24,
                                                   2000                                         1999

                            REVENUE (1)         EBITDA (2)        MARGIN %   REVENUE (1) EBITDA (2) MARGIN %
                        ---------------  -----------------  -----------    ---------  ---------  ------------

BILOXI (4) . . . . . .  $        44,073  $          11,254         25.5%  $    45,196  $ 12,265    27.1%

VICKSBURG. . . . . . .           33,170             10,693         32.2%       31,181     9,630    30.9%

BOSSIER CITY . . . . .           78,275             22,437         28.7%       70,542    18,501    26.2%

LAKE CHARLES . . . . .           93,172             26,797         28.8%       88,419    23,681    26.8%

BLACK HAWK (3) . . . .           54,395             15,863         29.2%       42,049    10,815    25.7%

TUNICA (4) . . . . . .           14,142             (2,161)       (15.3%)       9,780      (936)   (9.6%)

NATCHEZ (5)(11). . . .           19,135              5,882         30.7%       17,186     3,997    23.3%

LULA (5)(11) . . . . .           49,539             15,041         30.4%       52,993    13,539    25.5%

BETTENDORF (5)(11) . .           49,340             11,573         23.5%       49,586    13,547    27.3%

MARQUETTE (5)(6)(11) .           19,613              4,709         24.0%       19,135     4,229    22.1%

KANSAS CITY (7)(11). .           28,520              1,104          3.9%       28,496       906     3.2%

LAS VEGAS (8)(11). . .            6,089                546          9.0%        6,035       (77)  (1.3%)

DAVENPORT (9)(11). . .            3,752                601         16.0%        4,866     1,443    29.7%

CORPORATE & OTHER (10)            9,765             (9,062)         N/M        10,035    (7,852)    N/M
                        ---------------  ------------------  -----------  -----------  ---------  ---------

  TOTAL (5). . . . . .  $       502,980  $         115,277         22.9%  $   475,499  $103,688    21.8%
                        ===============  ==================  ===========  ===========  =========  =========


     (1)  -  Total  Revenue  is  presented  net  of  complimentaries.
     (2) - EBITDA is calculated by adding income taxes, net interest expense, minority interest, equity in unconsolidated joint ventures, depreciation and amortization and preopening expense to net income and subtracting gain on disposal of assets.
     (3) - EBITDA includes equipment operating lease expense and excludes management fees of the following:



                               Three Months Ended            Six Months Ended

                             October 29,   October 24,   October 29,   October 24,
                               2000          1999          2000          1999
                             ------------  ------------  ------------  ------------
  Equipment operating lease  $        897  $        919  $      1,802  $      1,849
  Management fees . . . . .         1,148           855         2,167         1,715

     (4)  -  Isle  Tunica  commenced  operations  in  July  1999.
     (5) - These properties were acquired by Isle of Capri Casinos, Inc. on March 2, 2000 during the fiscal 2000 period and accordingly their results are not included in the consolidated results for the quarter ended October 24, 1999.
     (6) - Isle Marquette's prior year EBITDA has been reduced for non-recurring items totaling $1.8 million.
     (7) - Kansas City was acquired by Isle of Capri Casinos, Inc. on June 6, 2000 during the fiscal 2001 period and accordingly its results are not included in the consolidated results for the quarter ended October 24, 1999.
     (8) - Las Vegas was acquired by Isle of Capri Casinos, Inc. on September 12, 2000 during the fiscal 2001 period and accordingly its results are not included in the consolidated results for the quarter ended October 24, 1999.
     (9) - Davenport was acquired by Isle of Capri Casinos, Inc. on October 10, 2000 during the fiscal 2001 period and accordingly its results are not included in the consolidated results for the quarter ended October 24, 1999.
     (10) - Corporate and other EBITDA includes miscellaneous income. Prior Year Corporate & Other does not include any Lady Luck Gaming corporate expenses.
     (11) -  The  prior  year  results are shown for comparative purposes only.

Isle of Capri Casinos, Inc. owns and operates 14 riverboat, dockside and land-based casinos at 13 locations, including Biloxi, Vicksburg, Tunica Lula, and Natchez, Mississippi; Bossier City and Lake Charles (two riverboats), Louisiana; Black Hawk, Colorado; Bettendorf, Marquette and
Davenport, Iowa; Kansas City, Missouri; and Las Vegas, Nevada. The Company also operates Pompano Park Harness Racing Track in Pompano
Beach, Florida and through a joint venture, the Enchanted Capri cruise ship, which features an Isle of Capri Casino, sailing from New Orleans, Louisiana. More information on Isle of Capri Casinos' locations can be found at www.isleofcapricasino.com.

This press release may be deemed to contain forward-looking statements which are subject to change. These forward-looking statements may be significantly impacted, either positively or negatively by various factors, including without limitation, licensing, and other regulatory approvals, financing sources, development and construction activities, costs and delays, permits, competition and business conditions in the gaming industry.
The forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements herein. Additional information concerning potential factors that could affect the Company's financial condition, results of operations and expansion projects, is included in the filings of the Company with the Securities and Exchange Commission, including but not limited to, its 10-K for the fiscal year ended April 30, 2000, and on form 10-Q for the quarter ended July 30 ,2000.

NOTE: OTHER ISLE OF CAPRI CASINOS, INC. PRESS RELEASES AND A CORPORATE PROFILE ARE AVAILABLE BY FAX AT NO CHARGE. FOR A MENU OF AVAILABLE ISLE OF CAPRI CASINOS, INC. PRESS RELEASES, CALL 800/758-5804, EXT. 145913 OR LOG ON TO HTTP://WWW.PRNEWSWIRE.COM. ISLE OF CAPRI'S HOME PAGE IS
HTTP://WWW.THEISLECORP.COM.
CONTACTS:

               ALLAN SOLOMON, EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL 561/995-6660
               REX YEISLEY, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER 228/396-7000